Nationwide Life Insurance Company:
• Nationwide Variable Account – II
• Nationwide Variable Account – 8
• Nationwide Variable Account – 9
• Nationwide Variable Account – 14
• Nationwide VLI Separate Account – 2
• Nationwide VLI Separate Account – 3
• Nationwide VLI Separate Account – 4
• Nationwide VLI Separate Account – 7
• Nationwide Provident VLI Separate Account – 1

Nationwide Life and Annuity Insurance Company • Nationwide VA Separate Account – B • Nationwide VL Separate Account – G • Nationwide Provident VLI Separate Account – A

Prospectus supplement dated January 28, 2010

to Prospectus dated

May 1, 2002
(BOA SPVL);

May 1, 2003
(BOA ElitePRO Classic and BOA ElitePRO LTD);

May 1, 2004
 (BOA Exclusive, BOA Vision/NY (Citibank) and BOA VisionPlus (Citibank));

May 1, 2008
 (BOA MSPVL, BOA MSPVL Future, BOA Options Select NLAIC, BOA Options Select NWL, BOA Protection FPVUL/BOA ChoiceLife Protection FPVUL, BOA TruAccord/FlagHigh and NEBA);

May 1, 2009;

and to Prospectus as supplemented on January 4, 2010
(Options Plus (NLIC), Options Premier (NLIC), Options Premier (NLAIC), Survivor Options Elite (NLIC), Survivor Options Premier (NLAIC) and Survivor Options Premier (NLIC)

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

Your prospectus offers the following underlying mutual fund or sub-account as an investment option under your contract or policy.  Effective immediately, the sub-advisor changed it name as indicated below:

Underlying Mutual Fund/Sub-Account	Old Sub-adviser Name	New Sub-adviser Name
Nationwide Variable Insurance Trust: NVIT Multi-Manager International Growth Fund – Class III	Invesco AIM Capital Management, Inc.	Invesco Advisers, Inc.

The other sub-adviser to this underlying mutual fund or sub-account, American Century Global Investment Management, Inc., will remain unchanged.